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                                                                   EXHIBIT 99(b)

                                                                       EXHIBIT A

                              TERMS AND CONDITIONS
                                       OF
                          CONVERTIBLE PREFERENCE SHARES
                                       OF
                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

          Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the "Convertible Preference Shares" (the "CONVERTIBLE PREFERENCE SHARES") and the number of shares constituting such series shall be 700,000.

          Section 2. DIVIDENDS AND DISTRIBUTION. (a) The holders of Convertible Preference Shares, in preference to the holders of common shares, par value $1.00 per share (the "COMMON SHARES"), of the Company and of any other shares of any other class or series of the share capital of the Company (such Common Shares and other share capital to be referred to collectively as "JUNIOR SHARES"), shall be entitled to receive, subject to Section 54 of The Companies Act 1981 (the "ACT"), and when, as and if declared by the Board of Directors out of net profits or net assets of the Company legally available for the payment of dividends, cumulative dividends payable in cash at the annual rate of $2.95 per share, and no more, in equal semi-annual payments on June 30 and December 31 (or if either of such days is not a Business Day, the Business Day next preceding such day) in each year (each such date being referred to herein as a "SEMI-ANNUAL DIVIDEND PAYMENT DATE" and any dividend not paid on such date being referred to herein as "PAST DUE"), commencing on the first Semi-Annual Dividend Payment Date that occurs after the issuance of the Convertible Preference Shares, which is expected to be December 31, 2002. The Board of Directors may fix a record date for the determination of holders of Convertible Preference Shares entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days nor less than 10 days prior to the date fixed for the payment thereof.

          (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Convertible Preference Shares. The amount of dividends so payable shall be determined on the basis of a 365-day year. On the first Semi-Annual Dividend Payment Date, the holders of shares of Convertible Preference Shares shall be entitled pursuant to this paragraph (b) to receive, when, as and if declared by the Board of Directors out of the net profits or net assets of the Company legally available for the payment of dividends, a cumulative cash dividend per share in the

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amount of (i) $2.95 multiplied by (ii) a fraction equal to the number of days from (but not including) such date of original issue to (and including) the first Semi-Annual Dividend Payment Date divided by 365, and no more.

          (c) If any applicable dividend payment or redemption payment is not made on a Semi-Annual Dividend Payment Date or the date set for such redemption, respectively, thereafter all such dividend payments and redemption payments that are past due and unpaid shall accrue and accumulate additional dividend amounts at an annual rate of 1% compounded each year with respect to any amounts past due, with the amount of such additional dividend amounts added to such amounts past due until all such amounts past due shall have been paid in full.

          (d) If any dividend or redemption payment on the Convertible Preference Shares is not paid when due, the Company shall be prohibited from declaring, paying or setting apart for payment any dividends or making any other distributions on any Junior Shares, and from redeeming, purchasing or otherwise acquiring (or making any payment to or available for a sinking fund for the redemption, purchase or other acquisition of any shares of such stock) (either directly or through any Subsidiary) any Junior Shares, until all (i) Accrued Dividends and (ii) redemption payments that are past due are paid in full. Dividends paid on the Convertible Preference Shares in an amount less than the total amount of such Accrued Dividends payable and due on such shares shall be allocated PRO RATA on a share-by-share basis among all such shares at the time outstanding.

          (e) The holders of Convertible Preference Shares shall not be entitled to receive any dividends or other distributions except as provided in this Exhibit.

          Section 3. VOTING RIGHTS. The holders of shares of Convertible Preference Shares shall have no voting rights, and their consent shall not be required for the taking of any corporate action, EXCEPT:

               (a) for any voting rights provided in the Company's Bye-laws, as they may be amended or restated from time to time (the "BYE-LAWS");

               (b) for any voting rights required by the Act; and

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               (c) for so long as any Convertible Preference Shares shall be outstanding, the Company shall not present to the Members any proposal to amend, alter or repeal the Company's Memorandum of Continuance, as it may be amended or restated from time to time (the "MEMORANDUM OF CONTINUANCE"), or Bye-laws or this Exhibit A or otherwise alter or change the preferences, rights or powers of the Convertible Preference Shares, in each case in a manner that adversely affects the preferences, rights or powers of the Convertible Preference Shares or increases the authorized number of Convertible Preference Shares, without first obtaining the consent or approval of the holders of at least two-thirds of the number of then-outstanding shares of Convertible Preference Shares, voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent.

          Section 4. REDEMPTION. (a) On October 31, 2012 (the "REDEMPTION DATE"), if any Convertible Preference Shares remain outstanding, the Company shall, subject to Section 42 of the Act, (i) redeem all outstanding Convertible Preference Shares by paying therefor in cash $295.00 per share and (ii) cause the declaration, as payable, of all Accrued Dividends on the outstanding Convertible Preference Shares to the Redemption Date and shall pay all such declared Accrued Dividends. The amount payable in connection with the redemption of all of the outstanding Convertible Preference Shares pursuant to this Section 4 shall be referred to as the "REDEMPTION PRICE". For the period beginning on the first day after the immediately preceding Semi-Annual Dividend Payment Date and ending on the Redemption Date, the holders of shares of Convertible Preference Shares shall be entitled to receive a cash dividend per share in the amount of (i) $2.95 multiplied by (ii) a fraction equal to the number of days in such period divided by 365.

          (b) On or prior to the Redemption Date, the Company shall Set Apart for Payment the Redemption Price and thereafter the Convertible Preference Shares shall be deemed to have been redeemed on the Redemption Date, whether or not the certificate(s) for such Convertible Preference Shares shall be surrendered for redemption and canceled. Upon surrender to the Company by the holders of such certificate(s) for Convertible Preference Shares, the Company shall cause the Redemption Price to be paid to such holders.

          Section 5. REACQUIRED SHARES. Any Convertible Preference Shares redeemed, converted, purchased or otherwise

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acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Act. All such shares shall upon their cancellation become authorized but unissued preference shares, par value $1.00 per share, of the Company and may be reissued as part of another series of preference shares, par value $1.00 per share, of the Company.

          Section 6. CONVERSION. (a) Immediately after (i) the approval from the New York Stock Exchange of the listing of the Company's Common Shares issued in exchange for the Convertible Preference Shares and the satisfaction of any conditions to such approval (other than issuance of the Company Common Shares) and (ii) any approvals, if required, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, then on the date the Company makes such determination, each Convertible Preference Share shall, subject to Section 42A of the Act, be automatically and immediately bought back by the Company from its holder, the consideration for such repurchase being the immediate issue by the Company to that holder of a number of Company Common Shares equal to the Conversion Number.

          (b) To the extent not previously converted under Section 6(a), after March 31, 2005, each Convertible Preference Share shall be convertible at any time at the holder's option; PROVIDED that, if the Required Shareholders Approval has not been obtained at the time of any such conversion, in lieu of issuing Common Shares, subject to Section 42 of the Act, the Company shall pay the holder in cash, for each Convertible Preference Share converted, an amount equal to the closing price per Common Share on the trading day immediately preceding the date of delivery of the Conversion Notice (as defined below). Any cash payment by the Company to a holder of the Convertible Preference Shares converted pursuant to this provision shall be made by the Company on the next March 31 or September 30 (each such date, a "PAYMENT DATE") following the date of receipt by the Company of written notice (a "CONVERSION NOTICE") from the holder of its election to convert any of its Convertible Preference Shares into Common Shares, if such Conversion Notice was given at least 60 days prior to such Payment Date, and on the Payment Date following the next Payment Date, if such written notice was given less than 60 days prior to the next Payment Date.

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          Section 7. ADJUSTMENT OF CONVERSION NUMBER. (a) SHARE DIVIDENDS,
SUBDIVISIONS, RECLASSIFICATIONS, COMBINATIONS. If the Company declares a dividend or makes a distribution on the outstanding Common Shares in Common Shares, or subdivides or reclassifies the outstanding Common Shares into a greater number of Common Shares, or combines the outstanding Common Shares into a smaller number of Common Shares, then, in each such event,

               (i) the then applicable Conversion Number shall be adjusted so that the registered holder of each Convertible Preference Share shall be entitled to receive, upon the conversion thereof, the number of Common Shares which such holder would have been entitled to receive immediately after the happening of any of the events described above had such Convertible Preference Share been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier; and

               (ii) an adjustment to the Conversion Number made pursuant to this clause (a) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend or distribution or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

          (b) ISSUANCE OF COMMON SHARES OR CONVERTIBLE SECURITIES.

               (i) If the Company issues any Common Shares or Convertible Securities, other than any Permitted Issuance or issuance to which
          Section 7(a) or (c) applies, without consideration or at a price per Common Share (or having an exercise or conversion price per Common Share) less than the closing price per Common Share on the trading day immediately preceding the date of such issuance, then in each such event, the then applicable Conversion Number shall be adjusted so that the registered holder thereof shall be entitled to receive, upon the conversion of a Convertible Preference Share, the number of Common Shares determined by multiplying the then applicable Conversion Number by a fraction, of which:

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                    (A) the numerator shall be the sum of (I) the number of
               Common Shares outstanding on such date and (II) the number of additional Common Shares issued (or into which the Convertible Securities may be exercised or converted), and

                    (B) the denominator shall be the sum of (I) the number of
               Common Shares outstanding on such date and (II) the number of Common Shares which the aggregate consideration receivable by the Company for the total number of Common Shares so issued (or into which the Convertible Securities may be exercised or convert) would purchase at the Fair Market Value on such date. For purposes of this subparagraph, the aggregate consideration receivable by the Company in connection with the issuance of Common Shares or of securities exercisable for or convertible into Common Shares shall be deemed to be equal to the sum of the net offering price (after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such Convertible Securities into Common Shares.

               (ii) an adjustment to the Conversion Number made pursuant to this clause (b) shall become effective immediately after the date of such issuance.

               (iii) upon the expiration or termination of any unexercised Convertible Securities or of conversion or exchange privileges pursuant to any Convertible Securities for which any adjustment to the Conversion Number was made pursuant to this clause (b), the then applicable Conversion Number shall be readjusted and shall thereafter be such number as would have been determined had the Conversion Number been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Shares, if any, actually issued or sold upon the exercise of such Convertible Securities or conversion or exchange right of such Convertible Securities and (B) the consideration actually received by the Company upon such exercise, conversion or exchange plus the consideration, if any, actually received by the Company for the issuance or sale of all of such Convertible Securities whether or not exercised. No such

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          readjustment shall have the effect of decreasing the Conversion Number by an amount in excess of the amount of the adjustment initially made for the issuance or sale of such Convertible Securities.

          (c) ISSUANCES UPON MERGER, AMALGAMATION, CONSOLIDATION OR SALE OF COMPANY. If the Company shall be a party to any transaction (including a merger, amalgamation, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Shares and excluding any transaction to which Section 7(a) or (b) applies) in which the previously outstanding Common Shares shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Company is a party, exchanged for different securities of the Company or common shares or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that each holder of Convertible Preference Shares shall be entitled, upon conversion, to an amount per Convertible Preference Share equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as applicable, into which or for which each Common Share is changed or exchanged multiplied by (B) the Conversion Number in effect immediately prior to the consummation of such transaction.

          (d) ADJUSTMENT TO CERTIFICATE. Irrespective of any adjustments in the Conversion Number or the kind of shares purchasable upon conversion of the Convertible Preference Shares, certificates theretofore or thereafter issued may continue to express the same Conversion Number and kind of shares as are stated on the certificates initially issuable pursuant to this Exhibit A, but such Conversion Price and number and kind of shares shall be understood to be adjusted as provided herein.

          (e) NOTICES OF ADJUSTMENT.

          (i) Upon any adjustment of the Conversion Number pursuant to
     Section 7, the Company shall promptly, but in any event within 10 days thereafter, cause to be given to each registered holder of a Convertible Preference Share, at its address appearing on the Register of Members by registered mail, postage prepaid, a certificate signed by an executive officer setting forth the Conversion Number and/or the number of shares of other securities or assets issuable upon the conversion of each Convertible Preference Share as so adjusted and describing in reasonable detail the facts

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     accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
     Section 7.

          (ii) In the event the Company proposes to take (or receives notice of) any action which would require an adjustment of the Conversion Number pursuant to Section 7, then the Company shall cause to be given to each registered holder of Convertible Preference Shares at its address appearing on the Register of Members, at least 10 days prior to the applicable record date or effective date for such action, a written notice in accordance with
     Section 7: (A) stating such record date or effective date, (B) describing such action in reasonable detail and (C) stating the date as of which it is expected that holders of record of Common Shares shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section 7(f) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.

          Section 8. LIQUIDATION, DISSOLUTION OR WINDING UP. (a) If the Company shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under applicable bankruptcy, insolvency or similar laws, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Company shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Company, no distribution shall be made to the holders of Junior Shares, unless, prior thereto, the holders of Convertible Preference Shares shall have received $50.00 per share plus all Accrued Dividends thereon to the date of such payment (the "LIQUIDATION PREFERENCE").

          (b) Neither the consolidation, merger, amalgamation or other business combination of the Company with or into any other Person or Persons nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Company to a Person or Persons shall be deemed to be a

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liquidation, dissolution or winding up of the Company for purposes of this
Section 8.

          Section 9. RANK. The Convertible Preference Shares shall rank, with respect to preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof, including, without limitation, with respect to the payment of dividends and redemption payments and the distribution of assets, prior to all Junior Shares of the Company; PROVIDED that, with respect to any event that would require payment of the Liquidation Preference pursuant to Section 8(a), the Convertible Preference Shares shall rank prior to all Junior Shares with respect to distributions up to an amount equal to such Liquidation Preference, and with respect to all other distributions, PARI PASSU with all Common Shares of the Company.

          Section 10. TRANSFER. Except to the extent required by applicable law, Convertible Preference Shares may not be transferred, other than (i) with the prior written consent of the Company, which consent shall not be unreasonably withheld, (ii) by any Initial Holder to one of its Affiliates or (iii) to the Company or any Initial Holder. The Convertible Preference Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to any citizen or resident of the United States in the absence of a valid registration under the Securities Act except in reliance on an exemption from the registration requirements of the Securities Act.

          Section 11. DEFINITIONS. For the purposes of this Exhibit:

          "ACCRUED DIVIDENDS", with respect to a particular date (the "APPLICABLE DATE"), means all unpaid dividends payable pursuant to Section 2 and/or Section 4, whether or not declared, accrued to the Applicable Date, including any additional dividend amounts accrued on past due dividend or redemption payments pursuant to Section 2(c).

          "ACT" means the Companies Act of 1981 as amended from time to time.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" means the

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possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

          "BOARD OF DIRECTORS" means the Board of Directors of the Company.

          "BUSINESS DAY" means any day other than a Saturday, Sunday, or a day on which banking institutions in Bermuda or the State of New York are authorized or obligated by law or executive order to close.

          "COMPANY" means White Mountains Insurance Group, Ltd.

          "CONVERSION NUMBER" means initially one (1) and thereafter shall be subject to adjustment from time to time pursuant to the terms of Section 7 hereof.

          "CONVERTIBLE SECURITIES" means any rights, warrants, options or other securities convertible into or exercisable or exchangeable for Common Shares, other than any Permitted Issuances.

          "FAIR MARKET VALUE" means, as of any date, with respect to a Common Share, the average of the closing prices of a Common Share for the ten consecutive trading days immediately prior to the determination date or, if the Common Shares are not listed or admitted to trade on any national securities exchange, the fair market value per share as determined in good faith by the Board of Directors of the Company in reliance upon an opinion of a nationally recognized investment bank and certified in a resolution sent to each holder of Convertible Preference Shares.

          "INITIAL HOLDERS" means each purchaser of Convertible Preference Shares pursuant to the Subscription Agreement, dated as of October 23, 2002, among such purchasers and the Company.

          "MEMBERS" means the shareholders of the Company.

          "PERMITTED ISSUANCE" means (a) any shares, warrants, options, rights or other securities of the Company outstanding on the date hereof (and the issuance of any Common Shares upon the exercise or conversion thereof), (b) any Common Shares issued upon exercise of the Warrants, (c) any securities of the Company that are issued in connection with, and on terms substantially consistent with, the Transactions, (d) any share options or other securities of the Company granted pursuant to any employee

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benefit plan or program of the Company and any Common Shares or other securities of the Company issued upon exercise thereof, (e) any securities of the Company issued in consideration for the acquisition of a business and (f) any public offering of any securities of the Company.

          "PERSON" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a Company, a partnership, a trust or other entity.

          "REQUIRED SHAREHOLDERS APPROVAL" means the shareholder approval required pursuant to Section 312.03(b) of the New York Stock Exchange Listed Company Manual to issue Common Shares necessary for the conversion set forth in
Section 6(a).

          "SECURITIES ACT" shall mean the United States Securities Act of 1933, and the rules and regulations promulgated thereunder.

          "SET APART FOR PAYMENT" means the Company shall have deposited with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital and surplus of at least $50,000,000, in trust for the exclusive benefit of the holders of Convertible Preference Shares, funds sufficient to satisfy the Company's payment obligation.

          "SUBSIDIARY" of any Person means any Company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "TRANSACTIONS" means an issuance, on terms substantially consistent with the terms of the issuance of Convertible Preferences Shares to Franklin Mutual Advisers, LLC pursuant to the Subscription Agreement dated October 23, 2002 or the issuance of Common Shares to Highfields Capital Management LP pursuant to the Subscription Agreement dated October 23, 2002, in order to raise funds to repay the principal of, and accrued interest on, the seller notes that were issued to CGU Holdings LLC on June 1, 2000. "Transactions" shall include the issuance of Common Shares to Highfields Capital Management LP pursuant to the Subscription Agreement dated October 23, 2002.

          "WARRANTS" means the warrants to purchase 1,714,285 Common Shares sold pursuant to the Warrant Agreement among the Company and Berkshire Hathaway Inc., dated as of May 30, 2001.